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                                                                  EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 21, 1998, included in Power Integrations, Inc.'s Form 10-K for the year ended December 31, 1997.

                                 /s/ Arthur Andersen LLP

San Jose, California
December 28, 1998